UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock, par value $0.0001 per share	LIXTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) As set forth below in Item 5.07, at the Company’s Annual Meeting of Stockholders held on November 27, 2023 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2020 Stock Incentive Plan (the “Stock Plan”) to increase the number of common shares issuable thereunder by 336,667 shares to a total of 750,000 shares. The Stock Plan, as amended, is attached hereto as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 27, 2023, the Company held its Annual Meeting . The matters voted upon were:

Proposal 1: The election of five director nominees to the Company’s Board of Directors to serve for a one-year term expiring at the 2024 annual meeting of stockholders.

Proposal 2: To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3: To approve a proposal to amend the Stock Plan to increase the number of common shares issuable thereunder by 336,667 shares to a total of 750,000 shares.

The results of the voting were as follows:

Proposal 1 (election of directors):

Each of the director nominees to the Company’s Board of Directors was elected as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Stephen Forman	856,934	58,480	559,164
Dr. Yun Yen	904,748	10,666	559,164
Regina Brown	905,057	10,357	559,164
Dr. René Bernards	905,489	9,925	559,164
Bas van der Baan	865,224	50,190	559,164

Proposal 2 (appointment of accounting firm):

Votes For	Votes Against	Abstain	Broker Non-Votes
1,433,849	40,266	463	0

Proposal 3 (amendment of the Stock Plan):

Votes For	Votes Against	Abstain	Broker Non-Votes
854,971	60,023	420	559,164

Item 9.01.	Financial Statements and Exhibits

(d) There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which exhibit is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2023	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Bas van der Baan
Bas van der Baan, Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	2020 Stock Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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